Class A	Ticker: PFFAX
Class C	Ticker: PFFTX
Class I	Ticker: PFFNX

(a series of Northern Lights Fund Trust)

Supplement dated June 30, 2016 to the Prospectus and the

Statement of Additional Information (“SAI”) dated July 29, 2015

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Effective immediately, the following changes are made to the Fund’s Prospectus and SAI:

1. 6800 Capital L.L.C. (“6800”) has resigned as sub-adviser to the Fund. References in the Fund’s Prospectus and Statement of Additional Information to 6800 or its portfolio managers, Robert T. Keck, John W. McDonnell, Rees Keck and Alyssa Hughes are hereby removed.

The principal investment strategies and principal investment risks for the Fund have not changed. Congress Asset Management LLP shall remain the fixed income sub-adviser to the Fund. The Fund’s adviser, Princeton Fund Advisors, LLC, shall manage the Underlying Funds strategy directly and may allocate such portion of the Fund to one or more pooled investment vehicles.

2. The advisory fee has been reduced to 1.50% and the operating expense limitation agreement has been revised to reflect the following expense caps: 1.90%, 2.65% and 1.65% for Class A, Class C and Class I shares, respectively.

The section titled “Fees and Expenses of the Fund” on page 1 is restated and replaced by the following:

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 17 of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the of the original purchase price)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None

Annual Fund Operating Expenses (1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(2)		1.50%		1.50%		1.50%
Distribution and/or Service (12b-1) Fees		0.25%		1.00%		None
Other Expenses(2)		0.47%		0.47%		0.47%
Option Fees and Expenses(3)	0.01%		0.01%		0.01%
Remaining Other Expenses	0.46%		0.46%		0.46%
Acquired Fund Fees and Expenses(4)		0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses(2) (3)		2.23%		2.98%		1.98%
Fee Waiver and/or Expense Reimbursement(4)		(0.31)%		(0.31)%		(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		1.92%		2.67%		1.67%
(1)	The fee table has been restated to reflect a lower advisory fee and other estimates related to the resignation of 6800 as a sub-adviser. The adviser has contractually agreed to waive or limit its management fees, until at least April 30, 2017, so that such fees do not exceed 1.50% of the Fund’s average daily net assets.
(2)	"Other Expenses," include both the expenses of the Fund's wholly-owned subsidiary ("Subsidiary") and the fee paid to the counterparty of the Fund's option ("Option"), which is the primary way the Fund seeks exposure to an underlying manager or managers (which are generally commodity trading advisors ("CTAs")) trading vehicles (each, an "Underlying Fund"). The Option is designed to replicate the aggregate returns of the trading strategies of the CTAs included in the Option. More information regarding the Subsidiary and the investments made to pursue the Fund's Managed Futures strategy can be found in the "Principal Investment Strategies" section of this Prospectus.
(3)	Option Fees and Expenses does not include the fees and expenses of the CTAs included in the Option. The Option's returns will be reduced and its losses increased by the costs associated with the Option, which are the fees and expenses deducted by the counterparty in the calculation of the returns on the Option, including the management fees of the CTAs and additional sponsor fee. These fees, which are not reflected in the Annual Fund Operating Expenses table, are embedded in the return of the Option and represent an indirect cost of investing in the Fund. Generally, the management fees of the CTAs included in the Option will be 1.25% of assets. The sponsor fee is 0.45%. Such fees are accrued daily within the Option and deducted from the Option value daily.
(4)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's consolidated financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(5)	The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2017 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, (vii) other fees related to underlying investments, (such as option fees and expenses or swap fees and expenses); or (vii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and Trustees or contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.90%, 2.65% and 1.65% for Class A, Class C and Class I shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. The agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$759	$1,204	$1,675	$2,969
Class C	$270	$892	$1,540	$3,277
Class I	$170	$591	$1,039	$2,281

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The information in this supplement contains new and additional information beyond that in the Prospectus, and Statement of Additional Information (“SAI”), dated July 29, 2015. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by visiting www.pfstrategyfund.com, or calling 1-888-868-9501.